 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2015

Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-142429	65-0493217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216

 (Address of principal executive offices, including Zip Code)

(904) 296-2807

(Registrant's telephone number, including area code)

Information Systems Associates, Inc

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

ITEM 8.01 Other Events

Effective July 10, 2015, Information Systems Associates Inc, Jacksonville, Florida (the “Company”) (OTCQB: IOSA), amended its Articles of Incorporation to change the Company’s name to Duos Technologies Group, Inc. In connection with the name change, our stock symbol has been changed to “DUOT” and the new CUSIP number is 266042100.

A copy of the Certificate of Amendment filed with the Florida Secretary of State is attached as Exhibit 3.1 and a copy of the press release announcing the name and stock symbol changes is attached as Exhibit 99.1. Both exhibits are incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No. Description of Exhibit

3.1	Articles of Amendment to the Articles of Incorporation

99.1	Press Release, dated July 10, 2015, announcing the change in corporate name and stock symbol.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: July 13, 2015	By:	/s/ Adrian Goldfarb

Chief Financial Officer